Trane Technologies Reports Strong Fourth-Quarter and Full-Year 2024 Results; Robust Bookings and Backlog Provide Strong Visibility Entering 2025

Highlights (fourth-quarter 2024 versus fourth-quarter 2023, unless otherwise noted):

●	Reported revenues of $4.9 billion, up 10 percent; organic revenues* up 10 percent
●	GAAP operating margin up 110 bps; adjusted operating margin* up 70 bps
●	Adjusted EBITDA margin* of 18.3 percent, up 110 bps
●	GAAP continuing EPS of $2.67; adjusted continuing EPS* of $2.61, up 20 percent
●	Organic bookings up 2 percent, led by Americas Commercial HVAC, up high single-digits
Highlights (full-year 2024 versus full-year 2023, unless otherwise noted):

●	Reported revenues of $19.8 billion, up 12 percent; organic revenues up 12 percent
●	GAAP operating margin up 120 bps; adjusted operating margin up 130 bps
●	Adjusted EBITDA margin of 19.4 percent, up 140 bps
●	GAAP continuing EPS of $11.35; adjusted continuing EPS of $11.22, up 24 percent
●	Strong free cash flow conversion* of 109 percent
●	Bookings of $20.3 billion, up 11 percent, led by Americas Commercial HVAC, up 14 percent
●	$6.75 billion backlog, well positioned for growth in 2025
*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

SWORDS, Ireland, January 30, 2025 - Trane Technologies plc (NYSE:TT), a global climate innovator, today reported diluted earnings per share (EPS) from continuing operations of $2.67 for the fourth quarter of 2024. Adjusted continuing EPS was $2.61, up 20 percent.

Fourth-Quarter 2024 Results

Financial Comparisons - Fourth-Quarter Continuing Operations

$, millions except EPS	Q4 2024	Q4 2023	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,659	$4,534	3%	2%
Net Revenues	$4,874	$4,424	10%	10%
GAAP Operating Income	$808	$688	17%
GAAP Operating Margin	16.6%	15.5%	110 bps
Adjusted Operating Income*	$794	$688	15%
Adjusted Operating Margin	16.3%	15.6%	70 bps
Adjusted EBITDA*	$894	$761	17%
Adjusted EBITDA Margin*	18.3%	17.2%	110 bps
GAAP Continuing EPS	$2.67	$2.23	20%
Adjusted Continuing EPS	$2.61	$2.17	20%
Pre-tax Non-GAAP Adjustments, net**	$(13.2)	$0.7	$(13.9)
**For details see tables 2 and 3 of the news release.
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“I’m proud of our talented team for delivering another year of standout financial performance in 2024,” said Dave Regnery, chair and CEO, Trane Technologies. “We achieved record financial results with strong organic revenue growth of 12%, powerful free cash flow conversion of 109% and adjusted earnings per share growth of 24% – our fourth consecutive year of earnings per share growth of 20% or more.

Since launching Trane Technologies in 2020, we have delivered a compound annual revenue growth rate of 12%, realized free cash flow conversion of 108% of adjusted net earnings, expanded EBITDA margins by 400 basis points and deployed approximately $12 billion of capital. With our focused sustainability strategy, proven business operating system, and relentless investment in future growth and innovation, we expect continued strong performance in 2025 and are well positioned to deliver differentiated shareholder returns over the long term.”

Highlights from the Fourth Quarter of 2024 (all comparisons against fourth-quarter 2023 unless otherwise noted):

•Delivered strong revenue, operating income, EBITDA and EPS growth.
•Strong bookings of $4.7 billion, up 3 percent; organic bookings were up 2 percent.
•Enterprise reported revenues and organic revenues were both up 10 percent.
•GAAP operating margin was up 110 basis points, adjusted operating margin was up 70 basis points and adjusted EBITDA margin was up 110 basis points.
•Strong volume growth, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Fourth-Quarter Business Review (all comparisons against fourth-quarter 2023 unless otherwise noted)

Americas Segment: innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating, cooling and ventilation systems, building controls and solutions, energy services and solutions, residential heating and cooling; and transport refrigeration systems and solutions.

$, millions	Q4 2024	Q4 2023	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,676.5	$3,625.2	1%	1%
Net Revenues	$3,802.5	$3,390.3	12%	11%
GAAP Operating Income	$685.0	$566.8	21%
GAAP Operating Margin	18.0%	16.7%	130 bps
Adjusted Operating Income	$669.3	$562.6	19%
Adjusted Operating Margin	17.6%	16.6%	100 bps
Adjusted EBITDA	$741.4	$613.5	21%
Adjusted EBITDA Margin	19.5%	18.1%	140 bps

•Bookings of $3.7 billion, up 1 percent. Strong Commercial HVAC bookings, up high single-digits.
•Reported revenues were up 12 percent, including approximately 1 percentage point related to acquisitions. Organic revenues were up 11 percent.
•GAAP operating margin was up 130 basis points, adjusted operating margin was up 100 basis points and adjusted EBITDA margin was up 140 basis points.
•Strong volume growth, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.
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Europe, Middle East and Africa (EMEA) Segment: innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q4 2024	Q4 2023	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$614.8	$570.2	8%	9%
Net Revenues	$690.3	$654.6	5%	7%
GAAP Operating Income	$119.8	$111.7	7%
GAAP Operating Margin	17.4%	17.1%	30 bps
Adjusted Operating Income	$119.1	$111.7	7%
Adjusted Operating Margin	17.3%	17.1%	20 bps
Adjusted EBITDA	$130.4	$122.4	7%
Adjusted EBITDA Margin	18.9%	18.7%	20 bps

•Strong bookings up 8 percent; organic bookings up 9 percent.
•Reported revenues were up 5 percent including approximately 2 percentage points of negative foreign exchange impact. Organic revenues were up 7 percent.
•GAAP operating margin was up 30 basis points, adjusted operating margin was up 20 basis points and adjusted EBITDA margin was up 20 basis points.
•Strong volume growth, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Asia Pacific Segment: innovates for customers throughout the Asia Pacific region. The Asia Pacific segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q4 2024	Q4 2023	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$367.8	$339.1	8%	8%
Net Revenues	$381.2	$379.2	1%	1%
GAAP Operating Income	$94.3	$85.7	10%
GAAP Operating Margin	24.7%	22.6%	210 bps
Adjusted Operating Income	$96.1	$84.9	13%
Adjusted Operating Margin	25.2%	22.4%	280 bps
Adjusted EBITDA	$100.9	$89.7	12%
Adjusted EBITDA Margin	26.5%	23.7%	280 bps

•Reported and organic bookings both up 8 percent.
•Reported and organic revenues were both up 1 percent.
•GAAP operating margin was up 210 basis points, adjusted operating margin was up 280 basis points and adjusted EBITDA margin was up 280 basis points.
•Positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

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Full-Year 2024 Results (all comparisons against full-year 2023 unless otherwise noted)

Financial Comparisons - Full-year Continuing Operations

$, millions except EPS	2024	2023	Y-O-Y Change	Organic Y-O-Y
Bookings	$20,286	$18,281	11%	11%
Net Revenues	$19,838	$17,678	12%	12%
GAAP Operating Income	$3,500	$2,894	21%
GAAP Operating Margin	17.6%	16.4%	120 bps
Adjusted Operating Income	$3,487	$2,888	21%
Adjusted Operating Margin	17.6%	16.3%	130 bps
Adjusted EBITDA	$3,846	$3,184	21%
Adjusted EBITDA Margin	19.4%	18.0%	140 bps
GAAP Continuing EPS	$11.35	$8.89	28%
Adjusted Continuing EPS	$11.22	$9.04	24%
•Strong bookings of $20.3 billion, up 11 percent.
•Reported and organic revenues were both up 12 percent.
•GAAP operating margin was up 120 basis points, adjusted operating margin was up 130 basis points and adjusted EBITDA margin was up 140 basis points.
•Strong volume, positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Balance Sheet and Cash Flow

$, millions	2024	2023	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$3,178	$2,427	$751
Free Cash Flow Y-T-D*	$2,789	$2,151	$638
Working Capital/Revenue*	0.8%	3.0%	220 bps decrease
Cash Balance 31 December	$1,590	$1,095	$495
Debt Balance 31 December	$4,770	$4,780	($10)
•Full-year 2024 cash flow from continuing operating activities was $3.2 billion.
•Full-year 2024 free cash flow was $2.8 billion, 109 percent of adjusted net earnings.
•For full-year 2024, the Company deployed or committed $2.5 billion including approximately $760 million for dividends, approximately $470 million for M&A and $1.3 billion for share repurchases.
•The Company expects to continue to pay a competitive and growing dividend and to deploy 100 percent of excess cash to shareholders over time.

Full-Year 2025 Guidance

•The Company expects full-year 2025 reported revenue growth of approximately 6.5 percent to 7.5 percent; organic revenue growth of approximately 7 percent to 8 percent versus full-year 2024.
•The Company expects GAAP and adjusted continuing EPS for full-year 2025 of $12.70 to $12.90.
•Additional information regarding the Company's 2025 guidance is included in the Company's earnings presentation found at www.tranetechnologies.com in the Investor Relations section.

This news release includes “forward-looking" statements within the meaning of securities laws, which are statements that are not historical facts, including statements that relate to our future financial performance and targets, including revenue, EPS, and earnings; our business operations; demand for our products and services, including bookings and backlog; capital deployment, including the amount and timing of our dividends, our share
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repurchase program, anticipated capital commitments for M&A activity, and our capital allocation strategy; our available liquidity; our anticipated revenue growth, and the performance of the markets in which we operate.

These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, including recessions and economic downturns, inflation, volatility in interest rates and foreign exchange; trade protection measures such as import or export restrictions, tariffs, or quotas; changing energy prices; worldwide geopolitical conflict; financial institution disruptions; climate change and our sustainability strategies and goals; future health care emergencies on our business, our suppliers and our customers; commodity shortages; price increases; government regulation; restructurings activity and cost savings associated with such activity; secular trends toward decarbonization, energy efficiency and internal air quality, the outcome of any litigation, including the risks and uncertainties associated with the Chapter 11 proceedings for our deconsolidated subsidiaries Aldrich Pump LLC and Murray Boiler LLC; cybersecurity risks; and tax audits and tax law changes and interpretations. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2023, as well as our subsequent reports on Form 10-Q and other SEC filings. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events and how they may affect the Company. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP are attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, adjusted EBITDA and per share amounts are attributed to Trane Technologies' ordinary shareholders.

Trane Technologies (NYSE:TT) is a global climate innovator. Through our strategic brands Trane® and Thermo King®, and our portfolio of environmentally responsible products and services, we bring efficient and sustainable climate solutions to buildings, homes and transportation. For more information, visit tranetechnologies.com.

# # #

1/30/25

(See Accompanying Tables)

•Table 1: Condensed Consolidated Income Statement
•Tables 2 - 7: Reconciliation of GAAP to Non-GAAP
•Table 8: Condensed Consolidated Balance Sheets
•Table 9: Condensed Consolidated Statement of Cash Flows
•Table 10: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Travis Bullard	Zac Nagle
919-802-2593, Travis.Bullard@tranetechnologies.com	704-990-3913, InvestorRelations@tranetechnologies.com

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*Q4 Year-to-date Non-GAAP measures definitions
Adjusted operating income in 2024 is defined as GAAP operating income adjusted for restructuring costs, a non-cash adjustment for contingent consideration, merger and acquisition transaction costs, and legacy legal liability. Adjusted operating income in 2023 is defined as GAAP operating income adjusted for restructuring costs, transformation costs, a non-cash adjustment for contingent consideration, merger and acquisition transaction costs, and an insurance settlement on a property claim. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2, 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted earnings from continuing operations attributable to Trane Technologies plc (Adjusted net earnings) in 2024 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, a non-cash adjustment for contingent consideration, merger and acquisition transaction costs, legacy legal liability, and a U.S. discrete tax benefit. Adjusted net earnings in 2023 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for an impairment of an equity investment and the net of tax impacts of restructuring costs, transformation costs, merger and acquisition transaction costs, a non-cash adjustment for contingent consideration, an insurance settlement on a property claim and a Brazil valuation allowance. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted continuing EPS in 2024 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, a non-cash adjustment for contingent consideration, merger and acquisition transaction costs, legacy legal liability, and a U.S. discrete tax benefit. Adjusted continuing EPS in 2023 is defined as GAAP continuing EPS adjusted for an impairment of an equity investment and the net of tax impacts of restructuring costs, transformation costs, merger and acquisition transaction costs, a non-cash adjustment for contingent consideration, an insurance settlement on a property claim and a Brazil valuation allowance. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted EBITDA in 2024 is defined as adjusted operating income adjusted to exclude depreciation and amortization expense and include other income / (expense), net. Adjusted EBITDA in 2023 is defined as adjusted operating income adjusted for depreciation and amortization expense, and other income / (expense), net, and an impairment of an equity investment. Other income / (expense), net mainly comprises interest income, foreign currency exchange gains and losses and certain components pension and postretirement benefit costs. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 4 and 5 of the news release.

Adjusted EBITDA margin is defined as the ratio of adjusted EBITDA divided by net revenues.

Adjusted effective tax rate for 2024 is defined as the ratio of income tax expense adjusted for a U.S. discrete tax benefit and the net tax effect of adjustments for restructuring costs, a non-cash adjustment for contingent consideration, merger and acquisition transaction costs, and legacy legal liability divided by adjusted net earnings. Adjusted effective tax rate for 2023 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments restructuring costs, transformation costs, merger and acquisition transaction costs, a non-cash adjustment for contingent consideration, an insurance settlement on a property claim and a Brazil valuation allowance divided by adjusted net earnings. This measure allows for a direct comparison of the effective tax rate between periods.

Free cash flow in 2024 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, legacy legal liability, and merger and acquisition transaction costs less an adjustment for multi-year outperformance incentive compensation program. Free cash flow in 2023 defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs and merger and acquisition transaction costs, and an insurance settlement on a property claim. Please refer to the free cash flow reconciliation on table 10 of the news release.

•Free cash flow conversion is defined as the ratio of free cash flow divided by adjusted net earnings.

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Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q4 2024) less the prior period (e.g. Q4 2023), divided by the change in net revenues for the current period less the prior period.

Organic revenue is defined as GAAP net revenues adjusted for the impact of currency, acquisitions and divestitures.

Organic bookings is defined as reported orders in the current period adjusted for the impact of currency, acquisitions and divestitures.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprise's current accounts.

•Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short-term debt, dividend payables and income tax payables.
•Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of December 31) by the annualized revenue for the period (e.g. reported revenues for the three months ended December 31 multiplied by 4 to annualize for a full year).

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). The following schedules provide non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

Non-GAAP financial measures assist investors with analyzing our business results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. Presentation of these non-GAAP financial measures helps investors and management to assess the operating performance of the Company.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

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Table 1

TRANE TECHNOLOGIES PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the year
	ended December 31,		ended December 31,
	2024	2023	2024	2023
Net revenues	$4,874.0	$4,424.1	$19,838.2	$17,677.6
Cost of goods sold	(3,163.1)	(2,952.8)	(12,757.7)	(11,820.4)
Selling and administrative expenses	(903.3)	(783.6)	(3,580.4)	(2,963.2)
Operating income	807.6	687.7	3,500.1	2,894.0
Interest expense	(59.9)	(57.3)	(238.4)	(234.5)
Other income/(expense), net	2.8	(15.6)	(19.9)	(92.2)
Earnings before income taxes	750.5	614.8	3,241.8	2,567.3
Provision for income taxes	(135.2)	(98.2)	(627.6)	(498.4)
Earnings from continuing operations	615.3	516.6	2,614.2	2,068.9
Discontinued operations, net of tax	(3.4)	(9.0)	(24.7)	(27.2)
Net earnings	611.9	507.6	2,589.5	2,041.7
Less: Net earnings from continuing operations attributable to noncontrolling interests	(7.6)	(3.3)	(21.6)	(17.8)
Net earnings attributable to Trane Technologies plc	$604.3	$504.3	$2,567.9	$2,023.9

Amounts attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$607.7	$513.3	$2,592.6	$2,051.1
Discontinued operations	(3.4)	(9.0)	(24.7)	(27.2)
Net earnings	$604.3	$504.3	$2,567.9	$2,023.9

Diluted earnings (loss) per share attributable to Trane Technologies plc ordinary shareholder:
Continuing operations	$2.67	$2.23	$11.35	$8.89
Discontinued operations	(0.01)	(0.04)	(0.11)	(0.12)
Net earnings	$2.66	$2.19	$11.24	$8.77

Weighted-average number of common shares outstanding:
Diluted	227.3	229.9	228.4	230.7

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2024				For the year ended December 31, 2024
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,874.0	$—		$4,874.0	$19,838.2	$—		$19,838.2

	Operating income	807.6	(13.2)	(a,b,c,d)	794.4	3,500.1	(13.3)	(a,b,c,d)	3,486.8
	Operating margin	16.6%			16.3%	17.6%			17.6%

	Earnings from continuing operations before income taxes	750.5	(13.2)	(a,b,c,d)	737.3	3,241.8	(13.3)	(a,b,c,d)	3,228.5
	Provision for income taxes	(135.2)	(1.6)	(f)	(136.8)	(627.6)	(16.8)	(e,f)	(644.4)
	Tax rate	18.0%			18.6%	19.4%			20.0%
	Earnings from continuing operations attributable to Trane Technologies plc	$607.7	$(14.8)	(g)	$592.9	$2,592.6	$(30.1)	(g)	$2,562.5

	Diluted earnings per common share
	Continuing operations	$2.67	$(0.06)		$2.61	$11.35	$(0.13)		$11.22

	Weighted-average number of common shares outstanding:
	Diluted	227.3	—		227.3	228.4	—		228.4

	Detail of Adjustments:
(a)	Restructuring costs (COGS & SG&A)		$1.5				$5.1
(b)	Legacy legal liability (SG&A)		(1.1)				2.4
(c)	M&A transaction costs (SG&A)		2.5				4.2
(d)	Non-cash adjustments for contingent consideration (SG&A)		(16.1)				(25.0)
(e)	U.S. discrete tax benefit		—				(12.9)
(f)	Tax impact of adjustments (a,b,c)		(1.6)				(3.9)
(g)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(14.8)				$(30.1)

	Pre-tax impact of adjustments on cost of goods sold		$0.1				$(1.0)
	Pre-tax impact of adjustments on selling & administrative expenses		(13.3)				(12.3)
	Pre-tax impact of adjustments on operating income		$(13.2)				$(13.3)
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended December 31, 2023				For the year ended December 31, 2023
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,424.1	$—		$4,424.1	$17,677.6	$—		$17,677.6

	Operating income	687.7	0.7	(a,b,c,d)	688.4	2,894.0	(5.6)	(a,b,c,d,e,f)	2,888.4
	Operating margin	15.5%			15.6%	16.4%			16.3%

	Earnings from continuing operations before income taxes	614.8	0.7	(a,b,c,d)	615.5	2,567.3	46.6	(a,b,c,d,e,f,g)	2,613.9
	Provision for income taxes	(98.2)	(15.9)	(h,i)	(114.1)	(498.4)	(13.1)	(h,i)	(511.5)
	Tax rate	16.0%			18.5%	19.4%			19.6%
	Earnings from continuing operations attributable to Trane Technologies plc	$513.3	$(15.2)	(j)	$498.1	$2,051.1	$33.5	(j)	$2,084.6

	Diluted earnings per common share
	Continuing operations	$2.23	$(0.06)		$2.17	$8.89	$0.15		$9.04

	Weighted-average number of common shares outstanding:
	Diluted	229.9	—		229.9	230.7	—		230.7

	Detail of Adjustments:
(a)	Insurance settlement on a property claim (COGS)		$(10.0)				$(10.0)
(b)	Restructuring costs (COGS & SG&A)		5.0				15.1
(c)	Transformation costs (SG&A)		1.2				4.7
(d)	M&A transaction costs (SG&A)		4.5				15.4
(e)	Acquisition inventory step-up and backlog amortization (COGS & SG&A)		—				18.5
(f)	Non-cash adjustments for contingent consideration (SG&A)		—				(49.3)
(g)	Impairment of Equity Investment (OIOE)		—				52.2
(h)	International discrete non-cash tax benefit		(14.9)				(14.9)
(i)	Tax impact of adjustments (a,b,c,d,e,f)		(1.0)				1.8
(j)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(15.2)				$33.5

	Pre-tax impact of adjustments on cost of goods sold		$(5.1)				$9.6
	Pre-tax impact of adjustments on selling & administrative expenses		5.8				(15.2)
	Pre-tax impact of adjustments on operating income		0.7				(5.6)
	Pre-tax impact of adjustments on other, net		—				52.2
	Pre-tax impact of adjustments on earnings from continuing operations		$0.7				$46.6
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the quarter ended December 31, 2024		For the quarter ended December 31, 2023
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$3,802.5		$3,390.3

	Segment operating income	$685.0	18.0%	$566.8	16.7%
	Restructuring/Other(a)	(15.7)	(0.4)%	(4.2)	(0.1)%
	Adjusted operating income *	669.3	17.6%	562.6	16.6%
	Depreciation and amortization	76.0	2.0%	67.7	2.0%
	Other income/(expense), net	(3.9)	(0.1)%	(16.8)	(0.5)%
	Adjusted EBITDA *	$741.4	19.5%	$613.5	18.1%

Europe, Middle East & Africa	Net revenues	$690.3		$654.6

	Segment operating income	$119.8	17.4%	$111.7	17.1%
	Restructuring/Other	(0.7)	(0.1)%	—	—%
	Adjusted operating income *	119.1	17.3%	111.7	17.1%
	Depreciation and amortization	11.1	1.6%	10.8	1.6%
	Other income/(expense), net	0.2	—%	(0.1)	—%
	Adjusted EBITDA *	$130.4	18.9%	$122.4	18.7%

Asia Pacific	Net revenues	$381.2		$379.2

	Segment operating income	$94.3	24.7%	$85.7	22.6%
	Restructuring/Other	1.8	0.5%	(0.8)	(0.2)%
	Adjusted operating income *	96.1	25.2%	84.9	22.4%
	Depreciation and amortization	4.6	1.2%	4.4	1.2%
	Other income/(expense), net	0.2	0.1%	0.4	0.1%
	Adjusted EBITDA *	$100.9	26.5%	$89.7	23.7%

Corporate	Unallocated corporate expense	$(91.5)		$(76.5)
	Restructuring/Other (b)	1.4		5.7
	Adjusted corporate expense *	(90.1)		(70.8)
	Depreciation and amortization	5.1		5.0
	Other income/(expense), net	6.3		0.9
	Adjusted EBITDA *	$(78.7)		$(64.9)

Total Company	Net revenues	$4,874.0		$4,424.1

	Operating income	$807.6	16.6%	$687.7	15.5%
	Restructuring/Other (a,b)	(13.2)	(0.3)%	0.7	0.1%
	Adjusted operating income	794.4	16.3%	688.4	15.6%
	Depreciation and amortization	96.8	2.0%	87.9	2.0%
	Other income/(expense), net	2.8	—%	(15.6)	(0.4)%
	Adjusted EBITDA *	$894.0	18.3%	$760.7	17.2%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(a) Restructuring/Other within Americas in 2024 includes $16.1 million non-cash adjustment for contingent consideration. Restructuring/Other with Americas in 2023 $10 million insurance settlement on a property claim.
(b) Restructuring/Other within Corporate in 2024 includes $1.1M of legacy legal liability and $2.5M of M&A transaction costs. Restructuring/Other within Corporate in 2023 includes $1.2M of transformation costs and $4.5M of M&A transaction costs.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the year ended December 31, 2024		For the year ended December 31, 2023
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$15,903.2		$13,832.0

	Segment operating income	$3,061.8	19.3%	$2,490.0	18.0%
	Restructuring/Other(a)	(22.7)	(0.2)%	(44.1)	(0.3)%
	Adjusted operating income *	3,039.1	19.1%	2,445.9	17.7%
	Depreciation and amortization(b)	299.8	1.9%	258.8	1.9%
	Other income/(expense), net(c)	(20.6)	(0.1)%	(35.1)	(0.3)%
	Adjusted EBITDA *	$3,318.3	20.9%	$2,669.6	19.3%

Europe, Middle East & Africa	Net revenues	$2,556.7		$2,401.2

	Segment operating income	$472.4	18.5%	$408.3	17.0%
	Restructuring/Other(d)	0.4	—%	16.2	0.7%
	Adjusted operating income *	472.8	18.5%	424.5	17.7%
	Depreciation and amortization(e)	43.5	1.7%	40.5	1.7%
	Other income/(expense), net	(11.2)	(0.4)%	(0.3)	—%
	Adjusted EBITDA *	$505.1	19.8%	$464.7	19.4%

Asia Pacific	Net revenues	$1,378.3		$1,444.4

	Segment operating income	$307.0	22.3%	$299.9	20.8%
	Restructuring/Other(f)	1.8	0.1%	0.9	—%
	Adjusted operating income *	308.8	22.4%	300.8	20.8%
	Depreciation and amortization(g)	17.9	1.3%	18.3	1.3%
	Other income/(expense), net	2.6	0.2%	2.2	0.1%
	Adjusted EBITDA *	$329.3	23.9%	$321.3	22.2%

Corporate	Unallocated corporate expense	$(341.1)		$(304.2)
	Restructuring/Other (h)	7.2		21.4
	Adjusted corporate expense *	(333.9)		(282.8)
	Depreciation and amortization	18.2		18.4
	Other income/(expense), net	9.3		(6.8)
	Adjusted EBITDA *	$(306.4)		$(271.2)

Total Company	Net revenues	$19,838.2		$17,677.6

	Operating income	$3,500.1	17.6%	$2,894.0	16.4%
	Restructuring/Other (a,d,f,h)	(13.3)	—%	(5.6)	(0.1)%
	Adjusted operating income	3,486.8	17.6%	2,888.4	16.3%
	Depreciation and amortization(b,e,g)	379.4	1.9%	336.0	1.9%
	Other income/(expense), net (c)	(19.9)	(0.1)%	(40.0)	(0.2)%
	Adjusted EBITDA *	$3,846.3	19.4%	$3,184.4	18.0%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
(a) Restructuring/Other within Americas in 2024 includes $25.0M non cash adjustment for contingent consideration. Restructuring/Other within Americas in 2023 includes a $49.3M non cash adjustment for contingent consideration, a $10.0M insurance settlement on a property claim and $1.2M of acquisition inventory step-up and backlog amortization.
(b) Depreciation and amortization within Americas in 2023 excludes $0.4M of acquisition backlog amortization, which has been accounted for in the Restructuring/Other line.
(c ) Other income/(expense), net with Americas in 2023 excludes $52.2 million of an impairment of equity investment.
(d) Other within EMEA in 2023 includes $15.5M of acquisition inventory step-up and backlog amortization.
(e) Depreciation and amortization within EMEA in 2023 excludes $10.9M of acquisition backlog amortization, which has been accounted for in the Restructuring/Other line.
(f) Other within Asia Pacific in 2023 includes $1.8M of acquisition inventory step-up and backlog amortization.
(g) Depreciation and amortization within Asia Pacific in 2023 excludes $0.8M of acquisition backlog amortization, which has been accounted for in the Restructuring/Other line.
(h) Other within Corporate in 2024 includes $2.4M of legacy legal liability and $4.2M of M&A transaction costs. Other within Corporate in 2023 includes $4.7M of transformation costs and $15.4M M&A transaction costs.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the quarter
	ended December 31,
	2024	2023
Total Company
Adjusted EBITDA *	$894.0	$760.7
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization	(96.8)	(87.9)
Interest expense	(59.9)	(57.3)
Provision for income taxes	(135.2)	(98.2)
Restructuring	(1.5)	(5.0)
Transformation Costs	—	(1.2)
M&A transaction costs	(2.5)	(4.5)
Non-cash adjustments for contingent consideration	16.1	—
Insurance settlements on property claims	—	10.0
Legacy legal liability	1.1	—
Discontinued operations, net of tax	(3.4)	(9.0)
Net earnings from continuing operations attributable to noncontrolling interests	(7.6)	(3.3)
Net earnings attributable to Trane Technologies plc	$604.3	$504.3

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2024	2023
Total Company
Adjusted EBITDA *	$3,846.3	$3,184.4
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization(1)	(379.4)	(336.0)
Interest expense	(238.4)	(234.5)
Provision for income taxes	(627.6)	(498.4)
Restructuring	(5.1)	(15.1)
Transformation Costs	—	(4.7)
M&A transaction costs	(4.2)	(15.4)
Non-cash adjustments for contingent consideration	25.0	49.3
Acquisition inventory step-up and backlog amortization	—	(18.5)
Insurance settlements on property claims	—	10.0
Impairment of equity investment	—	(52.2)
Legacy legal liability	(2.4)	—
Discontinued operations, net of tax	(24.7)	(27.2)
Net earnings from continuing operations attributable to noncontrolling interests	(21.6)	(17.8)
Net earnings attributable to Trane Technologies plc	$2,567.9	$2,023.9

(1) Depreciation and amortization in 2023 excludes acquisition backlog amortization of $12.1 million which has been included in the acquisition inventory step-up and backlog amortization line.

*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8
TRANE TECHNOLOGIES PLC
Condensed Consolidated Balance Sheets
(In millions)

UNAUDITED

	December 31,	December 31,
	2024	2023
ASSETS
Cash and cash equivalents	$1,590.1	$1,095.3
Accounts and notes receivable, net	3,090.2	2,956.8
Inventories	1,971.5	2,152.1
Other current assets	686.0	665.7
Total current assets	7,337.8	6,869.9
Property, plant and equipment, net	2,024.5	1,772.2
Goodwill	6,127.9	6,095.3
Intangible assets, net	3,308.2	3,439.8
Other noncurrent assets	1,348.3	1,214.7
Total assets	$20,146.7	$19,391.9

LIABILITIES AND EQUITY
Accounts payable	$2,148.0	$2,025.2
Accrued expenses and other current liabilities	3,468.7	3,226.4
Short-term borrowings and current maturities of long-term debt	452.2	801.9
Total current liabilities	6,068.9	6,053.5
Long-term debt	4,318.1	3,977.9
Other noncurrent liabilities	2,272.8	2,343.5
Shareholders' Equity	7,486.9	7,017.0
Total liabilities and equity	$20,146.7	$19,391.9

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 9
TRANE TECHNOLOGIES PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the year
	ended December 31,
	2024	2023
Operating Activities
Earnings from continuing operations	$2,614.2	$2,068.9
Depreciation and amortization	379.4	348.1
Changes in assets and liabilities and other non-cash items	184.1	9.8
Net cash provided by (used in) continuing operating activities	3,177.7	2,426.8
Net cash provided by (used in) discontinued operating activities	(32.1)	(37.2)
Net cash provided by (used in) operating activities	3,145.6	2,389.6

Investing Activities
Capital expenditures, net	(370.6)	(300.7)
Acquisition of businesses, net of cash acquired	(180.3)	(862.8)
Other investing activities, net	(12.0)	(8.7)
Net cash provided by (used in) investing activities	(562.9)	(1,172.2)

Financing Activities
Net proceeds from (payments of) debt	(9.0)	(57.3)
Dividends paid to ordinary shareholders	(757.5)	(683.7)
Repurchase of ordinary shares	(1,280.8)	(669.3)
Other financing activities, net	26.7	60.0
Net cash provided by (used in) financing activities	(2,020.6)	(1,350.3)

Effect of exchange rate changes on cash and cash equivalents	(67.3)	7.7
Net increase (decrease) in cash and cash equivalents	494.8	(125.2)
Cash and cash equivalents - beginning of period	1,095.3	1,220.5
Cash and cash equivalents - end of period	$1,590.1	$1,095.3

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 10
TRANE TECHNOLOGIES PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	December 31,	December 31,
	2024	2023
Net Receivables	$3,090.2	$2,956.8
Days Sales Outstanding	57.9	61.0

Net Inventory	$1,971.5	$2,152.1
Inventory Turns	6.4	5.5

Accounts Payable	$2,148.0	$2,025.2
Days Payable Outstanding	62.0	62.6
--------------------------------------------------------------------------------------------------------------------------------------------------------------------

	Year ended	Year ended
	December 31, 2024	December 31, 2023

Cash flow provided by continuing operating activities	$3,177.7	$2,426.8
Capital expenditures	(370.6)	(300.7)
Cash payments for restructuring	8.6	12.3
Legacy legal liability	2.7	—
Transformation costs paid	—	3.9
M&A transaction costs	1.7	18.9
Insurance settlements on property claims	—	(10.0)
Adjustment for Outperformance Incentive Program**	(31.1)	—
Free cash flow*	$2,789.0	$2,151.2

Adjusted earnings from continuing operations attributable to Trane Technologies plc*	$2,562.5	$2,084.6
Free cash flow conversion*	109%	103%
*Represents a non-GAAP measure, refer to pages 6-7 in the Earnings Release for definitions.
**The Company implemented a special three-year Outperformance Incentive Program during the year ended December 31, 2024 that provides additional incentive-based cash compensation to eligible participants based primarily on the achievement of outsized revenue performance beyond what is achievable under the Company’s existing short-term incentive programs. Performance is measured over three annual periods representing the years ended December 31, 2024, 2025 and 2026. Cash payments related to performance achieved will be made in the quarter ended March 31, 2027. This adjustment represents amounts earned in the respective performance period that will be paid during the quarter ended March 31, 2027.

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